Exhibit 32

                              CERTIFICATION OF THE
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Peter J. Bergmann, the Chairman, President, Chief Executive Officer of YP Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of YP Corp. on Form 10-KSB for the fiscal year ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of YP Corp.

Date: September 23, 2004   /s/ Peter J. Bergmann
                           ------------------------
                           Peter J. Bergmann
                           Chairman, President and Chief Executive Officer


     I, W. Chris Broquist, the Chief Financial Officer of YP Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of YP Corp. on Form 10-KSB for the fiscal year ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of YP Corp.

Date: September 23, 2004   /s/ W. Chris Broquist
                           ------------------------
                           W. Chris Broquist
                           Chief Financial Officer


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